CONSOLIDATED STATEMENT OF OPERATIONS	10 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Novus Capital Corp [Member]
Formation and operating costs	$ 3,506,941
Loss from operations	(3,506,941)
Other income:
Interest income - bank	119
Interest earned on marketable securities held in Trust Account	48,410
Other income, net	48,529
Net Loss	$ (3,458,412)
Weighted average shares outstanding, basic and diluted | shares	2,959,790
Basic and diluted net loss per common share | $ / shares	$ (1.17)